Exhibit 99

 Susquehanna 2015 Housing ForumAugust 11-12, 2015  MGIC Investment Corporation (NYSE: MTG)

2   As used below, “we,” “our” and “us” refer to MGIC Investment Corporation’s consolidated operations or to MGIC Investment Corporation, as the context requires, and “MGIC” refers to Mortgage Guaranty Insurance Corporation.  This presentation may contain forward looking statements. Our actual results could be affected by the risk factors that are summarized and appear at the end of this presentation. These risk factors may also cause actual results to differ materially from the results contemplated by any forward looking statements that we may make. Forward looking statements consist of statements which relate to matters other than historical fact, including matters that inherently refer to future events. Among others, statements that include words such as “believe,” “anticipate,” “will” or “expect,” or words of similar import, are forward looking statements. We are not undertaking any obligation to update any forward looking statements or other statements we may make even though these statements may be affected by events or circumstances occurring after the forward looking statements or other statements were made. No investor should rely on the fact that such statements are current at any time other than the time at which this presentation was prepared in August 2015.   Forward Looking Statements and Risk Factors

Table of Contents

MGIC



- Private Mortgage Insurance Industry Overview
- MGIC Investment Corporation
  - 1H 2015 Financial Overview
  - Reinsurance Overview
  - New Business
  - Improved Credit Performance
  - Cost Advantage
  - Growth Opportunities
  - Regulatory Environment
- Summary

3

Private Mortgage InsuranceIs Prepared for the Future    4

MGIC Investment Corporation Overview



✓ Who we are

- The nation's oldest private mortgage insurer, with insurance in force of $168.8 billion
- In 1957 Max Karl founded the modern MI industry and MGIC in Milwaukee, WI
- ~800 employees, including an experienced sales and underwriting team covering the U.S. and other locations

✓ What we do

- Take ***first-loss*** credit position on low down payment residential mortgages
- ***Reduce*** cost for borrowers and promote risk-sharing compared to FHA
- Enable ***private*** investment in mortgage credit risk
- Provide ***long term*** credit enhancement options to investors in mortgages

✓ What we are focused on

- Expanding opportunities for responsible borrowers to achieve and sustain homeownership
- Maximizing the amount of new business written while maintaining rational underwriting guidelines and pricing for appropriate returns for the credit risk undertaken
- Mitigating losses in a professional and responsible manner
- Maintaining industry leading cost advantage

5

MGIC Investment Corporation1H 2015 Financial Overview         6  $247 million net incomeRisk to capital improves to 13.2:11H15 market share ~20%$21 billion NIW >2008 vintages and HARP are ~70% of total RIFInsurance in force grows 6% y/o/yIncurred losses down 35% y/o/y~$2.1 billion in loss reserves - average reserve/delinquent loan ~$30,000 Paid losses down 29% y/o/y New notices down 18% y/o/yCure rate on new notices improved y/o/yDefault inventory down 22% y/o/y$4.8 billion cash and investments (including $463 million at holding company)

Reinsurance Overview
Key Terms of Proposed Restructured Transaction

MGIC



- 30% Quota Share
- 20% Ceding Commission
- Profit Commission (variable dependent on losses incurred and ceded)
- Covers new business through 2016
- 10 Year term
- MTG option for early termination in 2018
- ~75% of in force covered
- Effective July 1, 2015

7

Reinsurance Overview Illustrative Example of Proposed Reinsurance Transaction  Before Reinsurance  After Reinsurance   Key Assumptions: 90% 30 Yr FRM with 750 FICO, MGIC borrower paid monthly premium from rate card: 44 basis points, ceding commission rate: 20% , Reinsurer Margin: 20%, Estimated lifetime loss ratio of 30% and Expense ratio of 20%  Reinsurance has average annual pre-tax net income impact of ~3 basis points on portion of in force covered    90% 30 Year FRM 750 Credit Score   8

Before Reinsurance  After Reinsurance   Key Assumptions: 95% 30 Yr FRM with 750 FICO, MGIC borrower paid monthly premium from rate card: 62 basis points, ceding commission rate: 20% , Reinsurer Margin: 20%, Estimated lifetime loss ratio of 30% and Expense ratio of 20%  Reinsurance has average annual pre-tax net income impact of ~4 basis points on portion of in force covered    95% 30 Year FRM 750 Credit Score   Reinsurance Overview Illustrative Example of Proposed Reinsurance Transaction  9

Reinsurance Overview Illustrative Example Premium Yield and Expense/Loss Impact in Different Loss Scenarios of Proposed Reinsurance Transaction    10% Loss Ratio  60% Loss Ratio  30% Loss Ratio   Key Assumptions: 95% 30 Yr FRM with 760 & > FICO, MGIC borrower paid monthly premium from rate card: 62 basis points, Ceding Commission rate: 20% , Reinsurer Margin: 20%, Estimated lifetime loss ratios of 10, 30 and 60% and expense ratio of 20%  Net premium yield , profit commission and losses can fluctuate while bottom line impact remains constant            95% 30 Year FRM 750 Credit Score   10

 Reinsurance Overview  Reinsurance provided at a reasonable cost of capitalMaterially reduces required assets under PMIERs, therefore increases returnsProvides financial and strategic flexibility  Reasons to utilize reinsurance  11

12  Positive New Business Trends   Total refinance originations for the overall origination market includes HARP. Total Private MI purchase and refinance volume estimated using company press releases and Inside Mortgage Finance and does not include HARP

13      Level of New Business  EXCEL SOURCE copied at 16-Apr-10 02:50:06: MGICMKT\2010\Capital Raise materials\Roadshow\Excel\Mortgage Originations_04.xls (Chart1)    EXCEL SOURCE copied at 19-Apr-10 02:05:49: MGICMKT\2010\Capital Raise materials\Roadshow\Excel\FHA Market Share.xls (Mkt Share of Insured Originatio)  EXCEL SOURCE copied at 19-Apr-10 07:06:43: MGICMKT\2010\Capital Raise materials\Roadshow\Excel\FHA Charts_v1.xls (FICO)    Positive New Business Trends  1) Source: MGIC and Inside Mortgage Finance, not including HARP  MGIC Market Share of NIW(1)       Total NIW (Billions)

14  Risk in Force as of 06/30/2015    Total  Flow  Total RIF: $40.8 billion  Total RIF: $44.0 billion  2009 & > + HARP Now ~70% of In Force  Source: Company filings  Source: Company dataNote: Includes bulk in force, which has been in run-off since 2008, risk in force is before reinsurance.

15  Approximately 85% of 1h 2015 new notices are prior delinquenciesDelinquent inventory declined 22% y/o/y @ 6/30/15Claims received down 29% y/o/y @ 6/30/15Paid losses down 26% y/o/y @ 6/30/15  Positive Credit Trends  (1) Trailing 12 month cure/default ratio is the sum of the last 12 month’s cures / the sum of the last 12 month’s new notices of default   HAMP and other Loss Mitigation

16  Source: Company filings  Source: Company dataNote: Includes bulk in force, which has been in run-off since 2008, risk in force is before reinsurance.  ~4% of Inventory from 2009 -15 Books  ~6% of New Notices from 2009-15 Books  2009 and Forward Generating Low Level of Delinquencies

17          Sources: National Assoc of Realtors, Joint Center for Housing Studies, Harvard, PEW Research Center and FBR Research  Source: Company Data   High Quality Business Contained in 2009 and Forward Books

High Quality Business Contained in 2009 and Forward Books  18  Static Pool Delinquency Rates (1)Based on Loan Count  Ever to Date Loss Ratio (2)  Static Pool Delinquency Rates = (total number of delinquent loans at the end of the stated reporting period) / (original number of loans insured in the 6 month periods shown) Ever to date loss ratio is the sum of paid losses plus incurred losses divided by net premiums earned for each book year shown as of December 31, 2014Detailed static pool delinquency graphs can be found at http://phx.corporate-ir.net/phoenix.zhtml?c=117240&p=irol-presentations  Delinquency performance of each half-year shown is representative of the entire year

19    Highly Efficient and Low Cost Platform (1)  MGIC is Maintaining Cost Advantages  1) 2014 Full Year Expense Ratio for MGIC is for insurance operations only; FY 2014 Expense Ratio for RDN, GNW, UG, ESNT, ARCH and NMI as disclosed in press releases  MGIC 1H 15 Expense Ratio 15.7%

MGIC Investment Corporation Investment Portfolio Overview

MGIC



- $4.8 billion as of June 30, 2015 including $463 million at holding company
- 100% Investment Grade,
  - ~81% with an underlying rating of “A” or better
- Effective Duration of 4.4 years (excludes cash and cash equivalents)
- Imbedded pre-tax yield, based on book value, is 2.4%

20

Mortgage Origination Outlook  Housing remains affordable2015 origination forecasts range from $1.3 to $1.4 trillion2016 forecasts 5-16% increase in purchase market offset by decrease in refinance marketDecreasing distressed and cash salesGood environment for Private MI   21  Source: Fannie Mae, Freddie Mac, and MBA  2016  2015  Origination Forecasts  $1,464  $1,350  $1,352  $1,171  $1,275  $1,264

Demographic Drivers of Demand

MGIC



- ✓ Pent up demand
  - ✓ Household formations slowed between 2007 and 2012
- ✓ Forecasts estimate that between 1.1 – 1.3 million households will be formed annually through 2024
- ✓ Majority of growth from minority groups that are typically first time homebuyers
  - ✓ By 2025, minorities will make up 36 percent of all US households and 46 percent of those aged 25–34, thus accounting for nearly half of the typical first-time homebuyer market
- ✓ Millennials / Gen Y / Next Gen

Growth Estimates

Average Annual # of New Households
2014 – 2024
(Millions)


11.9
12.6
13.3
Low
Middle
High

Source: ***Joint Center for Housing Studies Harvard University, Baseline Household Projections for the Next Decade and Beyond March 2014***

22

Many Borrowers Require High LTV Loans

MGIC



- Down payment cited as one of the main obstacles to home ownership
- ~30% of home purchasers are 1st time home buyers who typically lack a 20% down payment
    - ~66% of FTHB had a downpayment of 6% or less
- ~50% of ***ALL*** home buyers use a down payment of less than 20%


First Time Buyers as Percent of Market as of June 2015
60%
50%
40%
30%
20%
10%
0%
30%
200810
200902
200906
200910
201002
201006
201010
201102
201106
201110
201202
201206
201210
201302
201306
201310
201402
201406
201410
201502
201506


Percent of Mortgage Sales With Downpayment of At Least 20 Percent as of June 2015
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
39%
201104
201106
201108
201110
201112
201202
201204
201206
201208
201210
201212
201302
201304
201306
201308
201310
201312
201402
201404
201406
201408
201410
201412
201502
201504
201506

Source: National Association of Realtors June 2015 Survey

23

Regulatory Environment

MGIC



- New Master Policy in effect
  - Standardization provides consistent terms of coverage across carriers
  - Provide assurances about the consistent handling and payment of claims
  - Brings greater transparency to contractual protections for lenders and investors

- New Financial Requirements
  - GSEs/FHFA
    - Effective date of December 31, 2015
    - MGIC taking actions to be in position to certify compliance on or before Effective Date
    - Financial requirement on new business allows for adequate returns after considering reinsurance
  - NAIC
    - Expected to propose revised capital requirements (timing unknown at this time)
    - Not expected to be more restrictive than GSE financial requirements

- Housing Policy
  - No real progress on GSE reform; status quo continues for most lenders
  - Depressed levels of non-GSE securitization
  - The PMI industry message is that MIs can do more to take risk from GSEs and taxpayers

24

Summary

MGIC



- **Financial position**
  - Solid statutory capital position
  - 2009 – 2015 or "new" books are very profitable
    - New books plus HARP account for ~70% of Primary RIF
  - Generating GAAP profits
  - Growing insurance in force and premiums
  - Declining losses

- **Established market player in a proven industry**
  - Market share for 1H 15: ~20%
  - Lowest expense ratio in industry
  - Experienced sales and underwriting organization
  - ~3,000 lenders purchase insurance from MGIC

- **Significant growth opportunities**
  - Purchase market remains strong/Pent up demand
  - Need and demand for low down-payment lending
  - Eventual return of non-GSE market
  - Possible risk sharing with GSEs, FHA, and VA

- **Regulatory environment**
  - Clarified eligibility criteria with GSEs
  - Congressional Activity
    - FHA
    - GSEs
  - NAIC updates on the horizon
  - Focus is on expanding access to credit

25

26  Summary of Risk Factors   We may not continue to meet the GSEs’ mortgage insurer eligibility requirements and our returns may decrease as we are required to maintain more capital in order to maintain our eligibility. The amount of insurance we write could be adversely affected if lenders and investors select alternatives to private mortgage insurance. Competition or changes in our relationships with our customers could reduce our revenues, reduce our premium yields and/or increase our losses. Changes in the business practices of the GSEs, federal legislation that changes their charters or a restructuring of the GSEs could reduce our revenues or increase our losses. The benefit of our net operating loss carryforwards may become substantially limited. We are involved in legal proceedings and are subject to the risk of additional legal proceedings in the future. Resolution of our dispute with the Internal Revenue Service could adversely affect us. Because we establish loss reserves only upon a loan default rather than based on estimates of our ultimate losses on risk in force, losses may have a disproportionate adverse effect on our earnings in certain periods. Because loss reserve estimates are subject to uncertainties, paid claims may be substantially different than our loss reserves. We rely on our management team and our business could be harmed if we are unable to retain qualified personnel or successfully develop and/or recruit their replacements. Loan modification and other similar programs may not continue to provide benefits to us and our losses on loans that re-default can be higher than what we would have paid had the loan not been modified. If the volume of low down payment home mortgage originations declines, the amount of insurance that we write could decline, which would reduce our revenues. State capital requirements may prevent us from continuing to write new insurance on an uninterrupted basis. Downturns in the domestic economy or declines in the value of borrowers’ homes from their value at the time their loans closed may result in more homeowners defaulting and our losses increasing. The mix of business we write affects the likelihood of losses occurring, our Minimum Required Assets for purposes of the GSE Financial Requirements, and our premium yields. The premiums we charge may not be adequate to compensate us for our liabilities for losses and as a result any inadequacy could materially affect our financial condition and results of operations. We are susceptible to disruptions in the servicing of mortgage loans that we insure. Changes in interest rates, house prices or mortgage insurance cancellation requirements may change the length of time that our policies remain in force. Your ownership in our company may be diluted by additional capital that we raise or if the holders of our outstanding convertible debt convert that debt into shares of our common stock. Our debt obligations materially exceed our holding company cash and investments. We could be adversely affected if personal information on consumers that we maintain is improperly disclosed and our information technology systems may become outdated and we may not be able to make timely modifications to support our products and services. Our Australian operations may suffer significant losses.

Company Contact:Michael Zimmerman Senior Vice President Investor Relations Direct: (414) 347-6596mike_zimmerman@mgic.com